July 13, 1999


FOR IMMEDIATE RELEASE

Contacts:
--------
ANALYSTS                                               MEDIA
Tom A. Nicholson         Scott E. Reed                 Bob Denham
Senior Vice President    Sr. Exec. Vice President      Vice President
Investor Relations       Chief Financial Officer       Public Relations
(336) 733-3058           (336) 733-3088                (336) 733-2202

BB&T achieves 19.3% increase in 2nd quarter earnings

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today that second quarter 1999 earnings totaled $152.8 million compared to $128.0 million earned in the second quarter of 1998, an increase of 19.3%.

     On a diluted per share basis, BB&T earned $.49 for the three months ended June 30, 1999, an increase of 19.5% compared to the $.41 earned during the same period a year ago. BB&T's current quarter results produced an annualized return on average assets of 1.60% and an annualized return on average equity of 20.70%, compared to ratios of 1.50% and 19.52%, respectively, for the second quarter last year.

     Cash basis earnings, which exclude the amortization of intangible assets, totaled $163.0 million for the three months ended June 30, 1999, an increase of 22.1% compared to $133.5 million earned in the second quarter of 1998. On a diluted per share basis, cash basis earnings totaled $.52 for the second quarter, an increase of 20.9% compared to 1998. Cash basis operating results for the second quarter of 1999 produced an annualized return on average tangible assets of 1.73%, an annualized return on average tangible shareholders' equity of 26.59% and an efficiency ratio of 50.9%.

     For the six months ended June 30, 1999, BB&T's net income was $301.6 million, or $.97 per diluted share, excluding after-tax nonrecurring charges totaling $10.4 million associated with completing a merger with MainStreet Financial Corporation of Martinsville, Va. These earnings reflect increases of 18.5% and 18.3%, respectively, compared to the $254.5 million, or $.82 per diluted share, earned in the comparable period in 1998. Recurring earnings for the six months ended June 30, 1999, yielded an annualized return on average assets of 1.62% and an annualized return on average equity of 20.62%, compared to prior year ratios of 1.52% and 19.44%, respectively. BB&T's cash basis efficiency ratio for the six months was 49.9%, placing BB&T among industry leaders in efficiency. Including nonrecurring items, net income for the six months ended June 30, 1999, was $291.2 million, a 17.2% increase compared to the same period in 1998.


                                      MORE

     In an analysis of 48 large bank holding companies published by Salomon Smith Barney during the second quarter, BB&T ranked as the second highest performing company in terms of profitability, growth, expense control, fee income, capital adequacy and asset quality.

     On April 28, BB&T announced an agreement to merge with First Liberty Financial Corp. (First Liberty), headquartered in Macon, Ga. First Liberty, with approximately $1.7 billion in assets, operates 39 banking offices and 13 consumer finance offices in Macon and Savannah, Ga. and neighboring areas. First Liberty will be BB&T's second acquisition in the state of Georgia following the July 9 merger with First Citizens Corporation in the metro Atlanta area. BB&T will further expand its franchise during the third quarter of 1999 through the acquisitions of Mason-Dixon Bancshares, Inc., of Westminster, Md., and Matewan BancShares Inc., of Williamson, W.Va.

     BB&T Insurance Services expanded its agency network during the second quarter by purchasing five independent agencies and the entire book of business of a sixth agency. BB&T purchased the business of Mays Insurance of Greensboro, N.C., and completed the acquisitions of Old Dominion Insurance Services, with offices in Radford, Pulaski and Christiansburg, Va., Givens & Williams Inc., located in Fairfax, Va., E.W. Barger & Company, with offices in Charlottesville, Covington, Harrisonburg, Lexington, Richmond and Waynesboro, Va., G.C. Wright Co. Inc., of Petersburg, Va. and James River Title Agency, Inc., in Richmond, Va. BB&T Insurance Services is the largest independent insurance agency network in the Carolinas and the 16th largest in the country.

     On June 22, BB&T's board of directors approved a 14.3% increase in the quarterly cash dividend paid to shareholders. The increase, to $.20 per share, marks the 27th consecutive year BB&T has increased the quarterly cash dividend. The dividend is payable Aug. 2 to shareholders of record on July 16.

     At June 30, BB&T had $39.2 billion in assets and 575 banking offices in the Carolinas, Virginia, Maryland and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT.
The closing price of BB&T's common stock on July 12 was $35.44 per share.

===============================================================================

===============================================================================
 QUARTERLY PERFORMANCE SUMMARY      Tom A. Nicholson
  BB&T Corporation (NYSE:BBT)       Senior Vice President        (336) 733-3058
          Page 3                    Investor Relations        FAX(336) 733-3132
===============================================================================



                                                             For the Three Months Ended                Increase (Decrease)
                                                         ---------------------------------------------------------------------------
(Dollars in thousands, except per share data)                6/30/99           6/30/98              $                         %
------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT

Interest income - taxable equivalent                     $     724,034     $     669,157     $      54,877                   8.2 %
Interest expense                                               340,430           329,680            10,750                   3.3
Net interest income - taxable equivalent                       383,604           339,477            44,127                  13.0
Less: Taxable equivalent adjustment                             21,328            16,016             5,312                  33.2
   Net interest income                                         362,276           323,461            38,815                  12.0
Provision for loan & lease losses                               20,000            23,038            (3,038)                (13.2)
   Net interest income after provision for
     loan & lease losses                                       342,276           300,423            41,853                  13.9
Noninterest income                                             184,196           134,667            49,529                  36.8
Noninterest expense                                            302,119           247,908            54,211                  21.9
Income before income taxes                                     224,353           187,182            37,171                  19.9
Provision for income taxes                                      71,561            59,143            12,418                  21.0
   Net income                                            $     152,792     $     128,039     $      24,753                  19.3 %
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

    Basic earnings                                       $         .50     $         .42     $         .08                  19.0 %
    Diluted earnings                                               .49               .41               .08                  19.5
    Weighted average shares -           Basic              306,431,875       302,781,582
                                      Diluted              312,377,609       309,028,401
    Dividends paid on common shares                      $        .175     $        .155     $         .02                  12.9 %
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

    Return on average assets                                      1.60 %            1.50 %
    Return on average equity                                     20.70             19.52
    Net yield on earning assets (taxable equivalent)              4.29              4.25
    Efficiency (taxable equivalent) *                             52.8              52.3
------------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

    Cash basis earnings                                  $     163,022     $     133,473     $      29,549                  22.1 %
    Diluted cash basis earnings per share                          .52               .43               .09                  20.9
    Return on average tangible assets                             1.73 %            1.58 %
    Return on average tangible equity                            26.59             22.38
    Efficiency ratio (taxable equivalent) *                       50.9              51.1
------------------------------------------------------------------------------------------------------------------------------------

                                                           For the Six Months Ended                  Increase (Decrease)
                                                       -----------------------------------------------------------------------------
(Dollars in thousands, except per share data)              6/30/99           6/30/98             $                         %
------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT

    Interest income - taxable equivalent               $   1,409,371     $   1,324,846     $      84,525                   6.4
    Interest expense                                         663,209           650,464            12,745                   2.0

    Net interest income - taxable equivalent                 746,162           674,382            71,780                  10.6
    Less: Taxable equivalent adjustment                       39,509            31,581             7,928                  25.1
     Net interest income                                     706,653           642,801            63,852                   9.9
    Provision for loan & lease losses                         40,000            46,476            (6,476)                (13.9)
     Net interest income after provision
       for loan & lease losses                               666,653           596,325            70,328                  11.8
    Noninterest income                                       345,380           260,091            85,289                  32.8
    Noninterest expense                                      583,927           492,924            91,003                  18.5
    Income before income taxes                               428,106           363,492            64,614                  17.8
    Provision for income taxes                               136,891           115,008            21,883                  19.0
      Net income                                       $     291,215     $     248,484     $      42,731                  17.2 %
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

    Basic earnings                                     $         .95     $         .82     $         .13                  15.9 %
    Diluted earnings                                             .93               .80               .13                  16.3

    Weighted average shares -         Basic              306,448,974       303,818,538
                                    Diluted              312,465,148       310,149,293
    Dividends paid on common shares                    $         .35     $         .31     $         .04                  12.9 %
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

    Return on average assets                                    1.57 %            1.49 %
    Return on average equity                                   19.91             18.98
    Net yield on earning assets (taxable equivalent)            4.28              4.29
    Efficiency (taxable equivalent) *                           51.8              52.0
------------------------------------------------------------------------------------------------------------------------------------

NOTES Applicable ratios are annualized. All per share data (and weighted average shares) have been restated to reflect the 2-for-1 stock split effective on August 3, 1998.

      * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.

      ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

================================================================================
        QUARTERLY PERFORMANCE SUMMARY     Tom A. Nicholson
         BB&T Corporation (NYSE:BBT)      Senior Vice President   (336) 733-3058
                   Page 4                 Investor Relations FAX  (336) 733-3132
================================================================================

                                                                           For the Six Months Ended           Increase (Decrease)
                                                                         -----------------------------------------------------------
(Dollars in thousands, except per share data)                              6/30/99          6/30/98             $              %
------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                              $    1,409,371    $  1,324,846        $ 84,525           6.4 %
    Interest expense                                                         663,209         650,464          12,745           2.0
    Net interest income - taxable equivalent                                 746,162         674,382          71,780          10.6
    Less: Taxable equivalent adjustment                                       39,509          31,581           7,928          25.1
       Net interest income                                                   706,653         642,801          63,852           9.9
    Provision for loan & lease losses                                         40,000          46,476          (6,476)        (13.9)
       Net interest income after provision for loan & lease losses           666,653         596,325          70,328          11.8
    Noninterest income                                                       345,380         260,091          85,289          32.8
    Noninterest expense                                                      568,086         485,109          82,977          17.1
    Income before income taxes                                               443,947         371,307          72,640          19.6
    Provision for income taxes                                               142,346         116,800          25,546          21.9
       Net income excluding nonrecurring items                               301,601         254,507          47,094          18.5
       Nonrecurring items, net of tax                                         10,386           6,023           4,363           NM
       Net income                                                     $      291,215    $    248,484        $ 42,731          17.2 %
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                    $          .98    $        .84           $ .14          16.7 %
    Diluted earnings                                                             .97             .82             .15          18.3
    Weighted average shares -                       Basic                306,448,974     303,818,538
                                                   Diluted               312,465,148     310,149,293
    Dividends paid on common shares                                   $          .35    $        .31           $ .04          12.9 %
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                    1.62 %          1.52 %
    Return on average equity                                                   20.62           19.44
    Net yield on earning assets (taxable equivalent)                            4.28            4.29
    Efficiency (taxable equivalent) *                                           51.8            52.0
------------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

    Cash basis earnings excluding nonrecurring items                  $      320,627    $    265,072        $ 55,555          21.0 %
    Diluted cash basis earnings per share                                       1.03             .85             .18          21.2
    Return on average tangible assets                                           1.75 %          1.60 %
    Return on average tangible equity                                          25.98           22.23
    Efficiency ratio (taxable equivalent) *                                     49.9            50.7

--------------------------------------------------------------------------------
NOTES: Applicable ratios are annualized. All per share data (and weighted average shares) have been restated to reflect the 2-for-1 stock split effective on August 3, 1998.
       * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
       ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
       NM - not meaningful.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   QUARTERLY PERFORMANCE SUMMARY    Tom A. Nicholson
     BB&T Corporation (NYSE:BBT)    Senior Vice President        (336) 733-3058
               Page 5               Investor Relations       FAX (336) 733-3132
--------------------------------------------------------------------------------

                                                        As of / For the Six Months Ended                   Increase (Decrease)
                                                       -----------------------------------------------------------------------------
(Dollars in thousands)                                    6/30/99                6/30/98                   $                   %
------------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

    End of period balances
    Securities, at carrying value**                     $10,338,874             $8,468,000             $1,870,874             22.1 %
    Commercial loans & leases                            13,008,206             10,982,679              2,025,527             18.4
    Consumer loans                                        6,311,215              5,691,420                619,795             10.9
    Revolving credit loans                                  566,842                521,458                 45,384              8.7
    Mortgage loans                                        5,498,730              6,136,786               (638,056)           (10.4)
       Total loans & leases**                            25,384,993             23,332,343              2,052,650              8.8
    Allowance for loan & lease losses                       343,856                308,968                 34,888             11.3
    Other earning assets                                    634,381                199,359                435,022            218.2
       Total earning assets                              36,539,171             31,916,121              4,623,050             14.5
       Total assets                                      39,184,864             34,276,386              4,908,478             14.3
    Noninterest-bearing deposits                          3,477,699              3,208,650                269,049              8.4
    Savings & interest checking                           1,638,290              1,845,448               (207,158)           (11.2)
    Money rate savings                                    7,054,675              5,897,146              1,157,529             19.6
    Time deposits                                        11,361,761             11,295,291                 66,470               .6
    Other deposits                                          737,575                559,057                178,518             31.9
       Total deposits                                    24,270,000             22,805,592              1,464,408              6.4
    Short-term borrowed funds                             6,343,442              4,035,630              2,307,812             57.2
    Long-term debt                                        5,162,749              4,284,910                877,839             20.5
       Total interest-bearing liabilities                32,298,492             27,917,482              4,381,010             15.7
       Total shareholders' equity                       $ 2,832,039             $2,633,798              $ 198,241              7.5 %
------------------------------------------------------------------------------------------------------------------------------------
    Average balances
    Securities, at amortized cost**                     $ 9,687,220             $8,571,378             $1,115,842             13.0 %
    Commercial loans & leases                            12,474,996             10,659,921              1,815,075             17.0
    Consumer loans                                        6,123,779              5,623,730                500,049              8.9
    Revolving credit loans                                  535,598                505,818                 29,780              5.9
    Mortgage loans                                        5,886,031              5,976,972                (90,941)            (1.5)
       Total loans & leases**                            25,020,404             22,766,441              2,253,963              9.9
    Other earning assets                                    260,878                226,321                 34,557             15.3
       Total earning assets                              34,968,502             31,564,140              3,404,362             10.8
       Total assets                                      37,506,983             33,723,122              3,783,861             11.2
    Noninterest-bearing deposits                          3,334,633              2,987,654                346,979             11.6
    Savings & interest checking                           1,772,604              2,005,882               (233,278)           (11.6)
    Money rate savings                                    6,901,406              5,598,218              1,303,188             23.3
    Time deposits                                        11,410,043             10,881,535                528,508              4.9
    Other deposits                                          865,347                862,380                  2,967               .3
       Total deposits                                    24,284,033             22,335,669              1,948,364              8.7
    Short-term borrowed funds                             4,567,574              4,321,572                246,002              5.7
    Long-term debt                                        5,106,913              3,897,052              1,209,861             31.0
       Total interest-bearing liabilities                30,623,887             27,566,639              3,057,248             11.1
       Total shareholders' equity                       $ 2,949,308             $2,640,689              $ 308,619             11.7 %
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   As of / For the Quarter Ended

                                                             -----------------------------------------------------------------------
(Dollars in thousands)                                            6/30/99      3/31/99       12/31/98       9/30/98        6/30/98
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION

Unrealized (depreciation) appreciation on
   securities available for sale, net of tax                    $ (112,725)     $ 29,737      $ 60,974      $ 97,462      $ 51,818
Derivatives (notional value)                                     1,957,264     3,265,143     3,743,596     3,562,148     3,100,396
Unrealized gain on derivatives portfolio                            15,218        26,448        38,458        46,120        29,126
Common stock prices (daily close):                     High          40.25         40.44         40.63         36.03         34.06
                                                        Low          33.81         34.94         27.31         28.00         32.03
                                              End of period          36.69         36.19         40.31         29.94         33.81
Weighted average shares -                             Basic    306,431,875   306,466,263   307,145,230   300,907,991   302,781,582
                                                    Diluted    312,377,609   312,553,659   313,463,399   306,675,982   309,028,401
End of period shares outstanding*                              306,051,309   307,297,316   306,963,976   307,475,558   151,290,516
End of period banking offices                                          575           581           583           589           571
------------------------------------------------------------------------------------------------------------------------------------

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
       Applicable ratios are annualized. All per share data (and weighted average shares) have been restated to reflect the 2-for-1 stock split effective on August 3, 1998.
       * End of period shares reflect the 2-for-1 stock split following the August 3, 1998, effective date. Shares reflected prior to August 3, 1998 are stated as originally reported.
       ** Balances reflect the securitization of $465.3 million of loans during 1998. The increase in end of period loans, excluding the impact of the securitizations, was 10.8%.
          The increase in average loans, excluding the securitizations, was 11.9%.

================================================================================
   QUARTERLY PERFORMANCE SUMMARY     Tom A. Nicholson
    BB&T Corporation (NYSE:BBT)      Senior Vice President        (336) 733-3058
               Page 6                Investor Relations       FAX (336) 733-3132
================================================================================

                                                                                 As of / For the Quarter Ended
                                                          --------------------------------------------------------------------------
(Dollars in thousands, except per share data)                 6/30/99        3/31/99       12/31/98        9/30/98        6/30/98
------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENTS EXCLUDING
    NONRECURRING ITEMS
    Interest income - taxable equivalent
    Interest & fees on loans & leases                        $ 549,709      $ 533,480      $ 540,624      $ 534,161      $ 521,240
    Interest & dividends on securities                         168,784        150,400        153,180        142,005        144,899
    Interest on short-term investments                           5,541          1,457          2,367          2,298          3,018
       Total interest income - taxable equivalent              724,034        685,337        696,171        678,464        669,157
    Interest expense
    Interest on deposits                                       210,808        209,759        217,404        214,244        213,175
    Interest on short-term borrowed funds                       59,468         46,262         51,649         52,767         59,607
    Interest on long-term debt                                  70,154         66,758         66,463         63,287         56,898
       Total interest expense                                  340,430        322,779        335,516        330,298        329,680
    Net interest income - taxable equivalent                   383,604        362,558        360,655        348,166        339,477
    Less: Taxable equivalent adjustment                         21,328         18,181         18,003         16,490         16,016
       Net interest income                                     362,276        344,377        342,652        331,676        323,461
    Provision for loan & lease losses                           20,000         20,000         17,764         21,229         23,038
       Net interest income after provision for
         loan & lease losses                                   342,276        324,377        324,888        310,447        300,423
    Noninterest income
    Service charges on deposits                                 47,313         47,624         45,184         43,881         43,324
    Mortgage banking activities                                 32,569         32,798         18,309         22,703         23,261
    Investment banking & brokerage fees                         37,836         13,769         10,483         11,400         11,178
    Trust revenue                                               12,957         12,714         12,172         11,043          8,991
    Agency insurance commissions                                16,820         16,882         13,499         12,399         12,231
    Other insurance commissions                                  2,642          2,846          3,469          2,849          3,265
    Other nondeposit fees & commissions                         26,448         22,450         23,411         22,577         20,093
    Securities (losses) gains, net                              (3,024)            61          1,774          2,114          1,293
    Other income                                                10,635         12,040         14,260         12,011         11,031
       Total noninterest income                                184,196        161,184        142,561        140,977        134,667
    Noninterest expense
    Personnel expense                                          158,624        135,690        132,640        126,779        124,776
    Occupancy & equipment expense                               47,129         44,176         38,935         41,308         41,731
    Foreclosed property expense                                    642            711            418            270            724
    Amortization of intangibles & servicing rights              16,544         15,836         16,689         11,283         11,238
    Other noninterest expense                                   79,180         69,554         74,876         71,763         69,439
       Total noninterest expense                               302,119        265,967        263,558        251,403        247,908
    Income before income taxes                                 224,353        219,594        203,891        200,021        187,182
    Provision for income taxes                                  71,561         70,785         64,282         63,189         59,143
       Net income                                            $ 152,792      $ 148,809      $ 139,609      $ 136,832      $ 128,039
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING
    NONRECURRING ITEMS
    Basic earnings                                               $ .50          $ .49          $ .45          $ .45          $ .42
    Diluted earnings                                               .49            .48            .45            .45            .41
    Dividends paid on common shares                               .175           .175           .175           .175           .155
    Book value per common share                                 $ 9.25         $ 9.59         $ 9.53         $ 9.48         $ 8.70
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING
    NONRECURRING ITEMS
    Return on average assets                                      1.60 %         1.65 %         1.53 %         1.59 %         1.50 %
    Return on average equity                                     20.70          20.54          18.85          20.71          19.52
    Net yield on earning assets (taxable equivalent)              4.29           4.28           4.28           4.36           4.25
    Efficiency (taxable equivalent) *                             52.8           50.7           52.5           51.6           52.3
    Noninterest income as a percentage of total
       income (taxable equivalent) *                              32.8           30.8           28.1           28.5           28.2
    Equity as a percentage of total assets
       end of period                                               7.2            7.8            8.0            8.1            7.7
    Average earning assets as a percentage
       of average total assets                                    93.3           93.2           92.9           93.6           93.7
    Average loans & leases as a percentage
       of average deposits                                       103.1          103.0          102.3          103.4          102.6
------------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**
    Cash basis earnings excluding nonrecurring items         $ 163,022      $ 157,605      $ 148,031      $ 142,664      $ 133,473
    Diluted cash basis earnings per share                          .52            .50            .47            .47            .43
    Return on average tangible assets                             1.73 %         1.77 %         1.64 %         1.68 %         1.58 %
    Return on average tangible equity                            26.59          25.38          23.25          23.98          22.38
    Efficiency ratio (taxable equivalent) *                       50.9           48.9           50.8           50.4           51.1
------------------------------------------------------------------------------------------------------------------------------------

NOTES: Applicable ratios are annualized. All per share data (and weighted average shares) have been restated to reflect the 2-for-1 stock split effective on August 3, 1998.
       * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
       ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

================================================================================
      QUARTERLY PERFORMANCE SUMMARY  Tom A. Nicholson
       BB&T Corporation (NYSE:BBT)   Senior Vice President        (336) 733-3058
                 Page 7              Investor Relations       FAX (336) 733-3132
================================================================================

                                                                            As of / For the Quarter Ended
                                              --------------------------------------------------------------------------------------
(Dollars in thousands)                              6/30/99          3/31/99         12/31/98           9/30/98          6/30/98
------------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA
    End of period balances
    Securities, at carrying value                $ 10,338,874     $ 10,017,923     $  8,973,093      $  9,190,255     $  8,468,000
    Commercial loans & leases                      13,008,206       12,485,114       11,957,104        11,512,526       10,982,679
    Consumer loans                                  6,311,215        6,093,657        5,953,155         5,893,935        5,691,420
    Revolving credit loans                            566,842          534,494          537,628           516,612          521,458
    Mortgage loans                                  5,498,730        5,862,814        6,270,581         6,252,524        6,136,786
       Total loans & leases                        25,384,993       24,976,079       24,718,468        24,175,597       23,332,343
    Allowance for loan & lease losses                 343,856          337,983          330,615           328,244          308,968
    Other earning assets                              634,381          252,605          112,141           253,526          199,359
       Total earning assets                        36,539,171       35,198,756       33,704,364        33,459,563       31,916,121
       Total assets                                39,184,864       37,791,490       36,388,330        35,964,038       34,276,386
    Noninterest-bearing deposits                    3,477,699        3,352,359        3,465,362         3,256,957        3,208,650
    Savings & interest checking                     1,638,290        1,698,423        1,783,491         1,832,917        1,845,448
    Money rate savings                              7,054,675        7,080,509        7,021,556         6,131,830        5,897,146
    Time deposits                                  11,361,761       11,402,439       11,349,083        11,323,119       11,295,291
    Other deposits                                    737,575          880,405          638,676           788,392          559,057
       Total deposits                              24,270,000       24,414,135       24,258,168        23,333,215       22,805,592
    Short-term borrowed funds                       6,343,442        4,668,966        3,707,333         4,518,138        4,035,630
    Long-term debt                                  5,162,749        5,187,639        4,964,797         4,614,203        4,284,910
       Total interest-bearing liabilities          32,298,492       30,918,381       29,464,936        29,208,599       27,917,482
       Total shareholders' equity                   2,832,039        2,948,357        2,923,888         2,913,498        2,633,798
    Goodwill                                          483,705          469,679          391,925           398,148          245,566
    Core deposit & other intangibles                    9,286            7,879            7,820             6,658            7,010
       Total intangibles                              492,991          477,558          399,745           404,806          252,576
       Mortgage servicing rights                      133,171          116,741          101,277            98,433           87,519
       Negative goodwill                         $     23,628     $     25,189     $     26,749      $     28,310     $     29,871
------------------------------------------------------------------------------------------------------------------------------------
    Average balances
    Securities, at amortized cost                $ 10,222,359     $  9,146,135     $  9,151,670      $  8,376,487     $  8,630,609
    Commercial loans & leases                      12,768,935       12,177,791       11,681,860        11,182,499       10,799,284
    Consumer loans                                  6,216,913        6,029,609        5,922,789         5,730,569        5,664,113
    Revolving credit loans                            541,798          529,330          516,362           508,348          500,918
    Mortgage loans                                  5,672,750        6,101,682        6,185,505         5,887,294        6,182,014
       Total loans & leases                        25,200,396       24,838,412       24,306,516        23,308,710       23,146,329
    Other earning assets                              394,035          126,241          163,996           166,276          216,175
       Total earning assets                        35,816,790       34,110,788       33,622,182        31,851,473       31,993,113
       Total assets                                38,393,580       36,610,535       36,178,328        34,038,818       34,148,967
    Noninterest-bearing deposits                    3,385,402        3,283,300        3,335,109         3,141,416        3,069,532
    Savings & interest checking                     1,760,553        1,784,789        1,864,734         1,864,715        1,959,573
    Money rate savings                              6,954,090        6,848,137        6,402,529         5,944,744        5,750,932
    Time deposits                                  11,394,724       11,427,555       11,329,463        10,641,446       10,916,926
    Other deposits                                    952,165          775,542          822,919           940,513          865,103
       Total deposits                              24,446,934       24,119,323       23,754,754        22,532,834       22,562,066
    Short-term borrowed funds                       5,140,023        3,988,764        4,153,424         3,941,189        4,495,242
    Long-term debt                                  5,238,732        4,973,629        4,749,282         4,393,450        3,903,859
       Total interest-bearing liabilities          31,440,287       29,798,416       29,322,351        27,726,057       27,891,635
       Total shareholders' equity                $  2,960,652     $  2,937,838     $  2,938,976      $  2,621,143     $  2,631,041
------------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL
    Risk-based capital:
       Tier 1                                    $  2,500,012     $  2,487,490     $  2,508,490      $  2,452,529     $  2,371,459
       Total                                        3,586,651        3,621,455        3,629,292         3,569,019        3,511,801
    Risk-based capital ratios:
       Tier 1                                             9.5 %            9.7 %           10.3 %            10.5 %           10.5 %
       Total                                             13.7             14.2             15.0              15.3             15.6
    Leverage capital ratio                                6.6              6.9              7.0               7.3              7.0
------------------------------------------------------------------------------------------------------------------------------------

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
       Applicable ratios are annualized.

================================================================================
       QUARTERLY PERFORMANCE SUMMARY   Tom A. Nicholson
        BB&T Corporation (NYSE:BBT)    Senior Vice President      (336) 733-3058
                   Page 8              Investor Relations     FAX (336) 733-3132
================================================================================

                                                                               As of / For the Quarter Ended
                                                           -------------------------------------------------------------------------
(Dollars in thousands)                                      6/30/99        3/31/99        12/31/98       9/30/98        6/30/98
------------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
    Allowance For Loan & Lease Losses
       Beginning balance                                   $ 337,983      $ 330,615      $ 328,244      $ 308,968      $ 301,191
       Allowance for acquired loans                              169              -              -         15,542          1,269
       Provision for loan & lease losses                      20,000         20,000         22,765         21,229         23,038
         Charge-offs                                         (20,754)       (18,259)       (25,582)       (22,835)       (21,739)
         Recoveries                                            6,458          5,627          5,188          5,340          5,209
------------------------------------------------------------------------------------------------------------------------------------
       Net charge-offs                                       (14,296)       (12,632)       (20,394)       (17,495)       (16,530)
------------------------------------------------------------------------------------------------------------------------------------
         Ending balance                                    $ 343,856      $ 337,983      $ 330,615      $ 328,244      $ 308,968
====================================================================================================================================
    Nonperforming Assets
       Nonaccrual loans & leases                           $  77,084      $  86,457      $  88,847      $  89,067      $  84,062
       Foreclosed real estate                                 14,042         18,969         17,428         21,778         20,761
       Other foreclosed property                               8,487         10,539         11,548         11,669         14,189
       Restructured loans                                        747            520            522            525            528
------------------------------------------------------------------------------------------------------------------------------------
         Nonperforming assets                              $ 100,360      $ 116,485      $ 118,345      $ 123,039      $ 119,540
====================================================================================================================================
       Loans 90 days or more past due
         & still accruing                                  $  44,195      $  40,948      $  54,226      $  51,107      $  52,881
====================================================================================================================================
    Asset Quality Ratios
       Nonaccrual and restructured loans & leases
         as a percentage of total loans & leases                 .31 %          .35 %          .36 %          .37 %          .36 %
       Nonperforming assets as a percentage of:
         Total assets                                            .26            .31            .33            .34            .35
         Loans & leases plus
           foreclosed property                                   .40            .47            .48            .51            .51
       Net charge-offs as a percentage of
         average loans & leases                                  .23            .21            .33            .30            .29
       Allowance for loan & lease losses as
         a percentage of loans & leases                         1.35           1.35           1.34           1.36           1.32
       Ratio of allowance for loan & lease losses to:
         Net charge-offs                                        6.00 x         6.60 x         4.09 x         4.73 x         4.66 x
         Nonaccrual and restructured loans & leases             4.42           3.89           3.70           3.66           3.65
------------------------------------------------------------------------------------------------------------------------------------


                                                           As of / for the Six Months Ended             Increase (Decrease)
                                                         ---------------------------------------------------------------------------
                                                               6/30/99           6/30/98                $                 %
------------------------------------------------------------------------------------------------------------------------------------
    Allowance For Loan & Lease Losses
       Beginning balance                                      $ 330,615         $ 292,667           $ 37,948             13.0 %
       Allowance for acquired loans                                 169             2,127             (1,958)           (92.1)
       Provision for loan & lease losses                         40,000            46,476             (6,476)           (13.9)
         Charge-offs                                            (39,013)          (43,204)            (4,191)            (9.7)
         Recoveries                                              12,085            10,902              1,183             10.9
------------------------------------------------------------------------------------------------------------------------------------
       Net charge-offs                                          (26,928)          (32,302)            (5,374)           (16.6)
------------------------------------------------------------------------------------------------------------------------------------
         Ending balance                                       $ 343,856         $ 308,968           $ 34,888             11.3 %
====================================================================================================================================

    Asset Quality Ratios
       Net charge-offs as a percentage of
         average loans & leases                                     .22 %             .29 %
       Ratio of allowance for loan & lease losses to
         net charge-offs                                           6.33 x            4.74 x
====================================================================================================================================

                                                                              For the Quarter Ended
                                                ------------------------------------------------------------------------------------
                                                      6/30/99        3/31/99        12/31/98        9/30/98         6/30/98
------------------------------------------------------------------------------------------------------------------------------------
INTEREST YIELDS/RATES (Taxable equivalent)

    Interest income:
    Securities*                                        6.61 %         6.59 %          6.69 %          6.77 %         6.72 %
    Loans & leases                                     8.74           8.68            8.84            9.11           9.03
    Other earning assets                               5.64           4.68            5.73            5.48           5.60
                                                ------------------------------------------------------------------------------------
       Total earning assets*                           8.10           8.11            8.24            8.47           8.38
                                                ------------------------------------------------------------------------------------
    Interest expense:
    Interest-bearing deposits                          4.01           4.08            4.22            4.38           4.39
    Short-term borrowed funds                          4.64           4.70            4.93            5.31           5.32
    Long-term debt                                     5.36           5.41            5.58            5.74           5.84
                                                ------------------------------------------------------------------------------------
       Total interest-bearing liabilities              4.34           4.39            4.54            4.73           4.74
                                                ------------------------------------------------------------------------------------
    Net yield on earning assets                        4.29 %         4.28 %          4.28 %          4.36 %         4.25 %
                                                ====================================================================================
------------------------------------------------------------------------------------------------------------------------------------

NOTES: *Yields calculated based on securities at amortized cost.
       All items referring to loans & leases include loans held for sale & are net of unearned income.
       Applicable ratios are annualized.